UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report July 19, 2001

                         Commission file number 1-10948

                               OFFICE DEPOT, INC.

             (Exact name of registrant as specified in its charter)

             Delaware                                 59-2663954
    ----------------------------------   ---------    --------------------------
    (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                    Identification No.)


              2200 Old Germantown Road, Delray Beach, Florida 33445

               (Address of principal executive offices) (Zip Code)


                                 (561) 438-4800

              (Registrant's telephone number, including area code)

        Former name or former address, if changed since last report: N/A



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ITEM 5.  OTHER EVENTS

On July 19, 2001, Office Depot, Inc. issued a press release, with earnings information for its second fiscal quarter, ended June 30, 2001. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release dated July 19, 2001, announcing financial results for the Company's second fiscal quarter, ended June 30, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             OFFICE DEPOT, INC.

Date:  July 19, 2001                         By: /S/ DAVID C. FANNIN


                                             David C. Fannin
                                             Executive Vice President and
                                             General Counsel